UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 7, 2011

JPMORGAN CHASE & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue, New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events	2
SIGNATURE	3

Item 8.01	Other Events.

JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) today announced a $950 million increase to approved repurchases under its current $15.0 billion multi-year share and warrant repurchase program. This increases the aggregate approved repurchase amount for 2011 from $8.0 billion to $8.95 billion; as of September 30, 2011, the Firm had repurchased $8 billion of common stock and warrants under the program.

The Federal Reserve has approved the additional $950 million of repurchases; the incremental approved amount represents a reallocation of previously approved capacity for distribution of the Firm’s capital pursuant to the Federal Reserve’s 2011 Comprehensive Capital Analysis and Review (“CCAR”). The timing of the Firm’s purchases and the exact number of securities purchased will depend on various factors, including market conditions, the Firm’s capital position, internal capital generation, and organic investment opportunities. The Firm’s repurchase program does not include specific price targets, may be executed through open market purchases or privately negotiated transactions, including utilizing Rule 10b5-1 programs, and may be suspended at any time.

This Current Report on Form 8-K (including the Exhibit hereto) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase’s Annual Report on Form 10-K for the year ended December 31, 2010 (as revised by a Current Report on Form 8-K dated November 4, 2011), and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2011 (as revised by a Current Report on Form 8-K dated November 4, 2011), June 30, 2011 (as revised by a Current Report on Form 8-K dated November 4, 2011) and September 30, 2011, which have been filed with the Securities and Exchange Commission and are available on JPMorgan Chase’s website (www.jpmorganchase.com) and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

By:	/s/ NEILA B. RADIN
Neila B. Radin
Senior Vice President

Dated: December 7, 2011

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